ITEM 5. OTHER EVENTS

	The purpose of this Current Report on Form 8-K is to file Southern National Corporation's Quarterly Performance Summary for the fourth quarter of 1995, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1            Quarterly Performance Summary issued January 18,
1996.

For Further Information:
ANALYSTS                                                    MEDIA
B. Gloyden Stewart, Jr.   Scott E. Reed                     Bob Denham
Senior Vice President     Senior Executive Vice President   Vice President
Investor Relations        Chief Financial Officer           Public Relations
(919) 399-4219            (910) 733-3088                    (910) 773-7363

January 18, 1996

FOR IMMEDIATE RELEASE

SOUTHERN NATIONAL REPORTS 1995 EARNINGS

     WINSTON-SALEM, N.C. -- Southern National Corporation reported net income of $70.1 million for the fourth quarter ended December 31, 1995, reflecting growth in earnings of 11.9% compared to the fourth quarter of 1994. On a per share basis, fully diluted net income was $.64, an increase of 10.3% over fourth quarter 1994 earnings of $.58. For the quarter, the return on average assets was 1.36% and the return on common shareholders' equity was 17.35%.

     Net income for 1995 totaled $178.1 million including net expenses related to the merger between Southern National and BB&T of $76.3 million, after tax. Fully diluted earnings per share for the year, including merger-related items, were $1.64, compared to prior year earnings of $2.21.

     Exclusive of these nonrecurring items, Southern National would have had net income after taxes of $254.5 million, which is a 7.4% increase over 1994 net income of $236.9 million. On a per share basis, fully diluted earnings, excluding nonrecurring items, were $2.34 for 1995, a 5.9% increase over the prior year amount of $2.21. Recurring earnings for the year produced returns of 1.26% on average assets and 16.65% on average common shareholders' equity.

    	In releasing earnings, John A. Allison, chairman and chief executive officer of Southern National, said, "We are extremely pleased with the overall performance of Southern National. On a recurring basis, fully diluted earnings per share have experienced consistent improvement from $.54 in the first quarter to $.55 in the second, $.61 in the third and $.64 in the fourth quarter. The efficiency ratio improved to 53.2% in the fourth quarter reflecting the cost savings which have been achieved.

    	"1995 has been a year of tremendous growth and change for Southern National. We completed a merger with Commerce Bank of Virginia Beach, Virginia in January, consummated the merger of equals in February, and completed the related systems conversion in May. During the fourth quarter, we converted the systems of Lexington State Bank and Community Bank of South Carolina.

    	"Our challenge throughout the year has been to protect our valuable customer relationships despite dramatic growth and intense competitive pressures. Customers have responded very positively to the changes, as evidenced by an increased number of customer accounts both during the year, and particularly during the two week conversion of Southern National's systems. Also, through our successful cross-selling efforts, we have increased the number of services provided to each customer during the year, which we believed would be a strength of the new bank. These results demonstrate the commitment of our employees to meet our customers' needs with superior service.

    	"The merger also provided positive results for our shareholders. During July, Southern National increased the quarterly dividend by 15%, the 23rd consecutive year that we have increased the dividend. Our five-year compound annual return to shareholders has been 25.5%, compared to an average rate of return for the S&P 500 of 16.4%."

    	Southern National had consolidated assets of $20.5 billion, consolidated loans of $13.8 billion and consolidated deposits of $14.7 billion at the end of December. Through its subsidiaries in North Carolina, South Carolina and Virginia, Southern National currently operates 441 banking offices.

     The common stock of Southern National Corporation is traded on the New York Stock Exchange under the symbol SNB. The stock closed at $26.63 on January 17.

                                     #


    	Southern National's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of Southern National's news releases or to retrieve a specific release call 800-758-
5804, extension 809325.

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 399-4219
Page 3                                    Investor Relations     (919) 399-4871

						    For the Three Months Ended              Increase / (Decrease)
(Dollars in thousands, except per share data)                 12/31/95           12/31/94                $                 %
INCOME STATEMENT

 Interest income - taxable equivalent               $          403,798  $         364,491   $          39,307               10.8 %
 Interest expense                                              205,692            166,979              38,713               23.2

 Net interest income - taxable equivalent                      198,106            197,512                 594                 .3

 Less: Taxable equivalent adjustment                             8,611              7,248               1,363               18.8

  Net interest income                                          189,495            190,264               (769)               (.4)

 Provision for loan & lease losses                              10,400              7,104               3,296               46.4

  Net interest income after provision for
    loan & lease losses                                        179,095            183,160             (4,065)              (2.2)

 Noninterest income                                             60,826             58,271               2,555                4.4
 Noninterest expense                                           138,701            146,138             (7,437)              (5.1)

 Income before income taxes                                    101,220             95,293               5,927                6.2
 Provision for income taxes                                     31,130             32,651             (1,521)              (4.7)

  Net income                                        $           70,090  $          62,642   $           7,448               11.9 %


PER SHARE DATA

 Primary earnings                                   $              .66  $             .60   $            0.06               10.0 %
 Fully diluted earnings                                            .64                .58                0.06               10.3

 Weighted average shares -         Primary                 104,756,961        102,948,357
			                          Fully diluted                 109,101,185        107,996,378
 Dividends paid on common shares                    $              .23  $             .20   $             .03               15.0 %
PERFORMANCE RATIOS

 Return on average assets                                         1.36 %             1.27 %
 Return on average common equity                                 17.35              17.09
 Net yield on earning assets (taxable equivalent)                 4.07               4.26
 Efficiency (taxable equivalent) *                                53.2 %             57.5 %

						    For the Twelve Months Ended             Increase / (Decrease)
(Dollars in thousands, except per share data)             12/31/95           12/31/94                $                 %
INCOME STATEMENT

 Interest income - taxable equivalent               $      1,580,711  $       1,346,133  $           234,578                17.4 %
 Interest expense                                            806,627            581,279              225,348                38.8

 Net interest income - taxable equivalent                    774,084            764,854                9,230                 1.2

 Less: Taxable equivalent adjustment                          32,535             28,088                4,447                15.8

  Net interest income                                        741,549            736,766                4,783                  .6

 Provision for loan & lease losses                            31,400             17,846               13,554                75.9

  Net interest income after provision for
    loan & lease losses                                      710,149            718,920               (8,771)               (1.2)

 Noninterest income                                          226,350            226,047                  303                  .1
 Noninterest expense                                         672,303            583,336               88,967                15.3

 Income before income taxes                                  264,196            361,631              (97,435)              (26.9)
 Provision for income taxes                                   86,063            124,759              (38,696)              (31.0)

  Net income                                        $        178,133   $        236,872              (58,739)              (24.8) %


PER SHARE DATA

 Primary earnings                                   $           1.66  $            2.26   $            (0.60)              (26.5) %
 Fully diluted earnings                                         1.64               2.21                (0.57)              (25.8)

 Weighted average shares -         Primary               103,982,495        102,348,773
                     			     Fully diluted               109,007,628        107,399,466
 Dividends paid on common shares                    $            .86  $            0.74   $              .12                16.2 %
PERFORMANCE RATIOS

 Return on average assets                                        .88 %             1.25 %
 Return on average common equity                               11.56              16.88
 Net yield on earning assets (taxable equivalent)               4.05               4.29
 Efficiency (taxable equivalent) *                              55.8 %             58.7 %

NOTE:  Fully diluted earnings per share, excluding merger-related nonrecurring items, were $2.34 for 1995.
       * Excludes securities gains (losses) & foreclosed property expense.

QUARTERLY PERFORMANCE SUMMARY              B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)   Senior Vice President  (919) 399-4219
Page 4                                     Investor Relations     (919) 399-4871

						    For the Twelve Months Ended             Increase / (Decrease)
(Dollars in thousands, except per share data)             12/31/95           12/31/94                $                 %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

 Interest income - taxable equivalent               $       1,580,711  $       1,346,133  $          234,578                17.4 %
 Interest expense                                             806,627            581,279             225,348                38.8

 Net interest income - taxable equivalent                     774,084            764,854               9,230                 1.2

 Less: Taxable equivalent adjustment                           32,535             28,088               4,447                15.8

  Net interest income                                         741,549            736,766               4,783                  .6

 Provision for loan & lease losses                             31,400             17,846              13,554                75.9

  Net interest income after provision for
   loan & lease losses                                        710,149            718,920              (8,771)               (1.2)

 Noninterest income                                           234,313            226,047                8,266                3.7
 Noninterest expense                                          564,816            583,336              (18,520)              (3.2)

 Income before income taxes                                   379,646            361,631               18,015                5.0
 Provision for income taxes                                   125,182            124,759                  423                 .3

  Net income as adjusted                                      254,464            236,872               17,592                7.4

  Nonrecurring items                                           76,331                 --               76,331                 NM

  Net income                                        $         178,133  $          236,872             (58,739)             (24.8) %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

 Primary earnings                                   $             2.40  $            2.26   $            0.14                6.2 %
 Fully diluted earnings                                           2.34               2.21                0.13                5.9

						    As of / For the Twelve Months Ended     Increase / (Decrease)
(Dollars in thousands)                                    12/31/95           12/31/94                $                 %
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value*                     $        5,355,313  $       5,425,117   $        (69,804)              (1.3) %
 Loans & leases*                                            13,812,485         13,108,102             704,383                5.4
 Allowance for losses                                          172,158            171,734                 424                 .2
 Other earning assets                                          120,149             33,983              86,166              253.6

  Total earning assets                                      19,236,767         18,686,965             549,802                2.9

  Total assets                                              20,492,929         19,855,063             637,866                3.2

  Total deposits                                            14,684,056         14,314,154             369,902                2.6

 Short-term borrowed funds                                   2,491,285          2,902,528           (411,243)             (14.2)
 Long-term debt                                              1,383,935            910,755             473,180               52.0

  Total interest-bearing liabilities                        16,673,551         16,284,418             389,133                2.4

 Common equity                                               1,604,000          1,422,334             181,666               12.8
 Preferred equity                                               70,063             74,143             (4,080)              (5.5)
  Total shareholders' equity                        $        1,674,063  $       1,496,477   $         177,586               11.9 %

 Average balances

 Securities, at amortized cost*                     $        5,405,773  $       5,350,982   $          54,791                1.0 %
 Loans & leases*                                            13,640,565         12,360,633           1,279,932               10.4
 Other earning assets                                           44,384            130,670            (86,286)             (66.0)
  Total earning assets                                      19,090,722         17,842,285           1,248,437                7.0

  Total assets                                              20,273,028         18,975,810           1,297,218                6.8

  Total deposits                                            14,251,176         14,298,728            (47,552)               (.3)

 Short-term borrowed funds                                   3,055,180          2,321,379             733,801               31.6
 Long-term debt                                              1,127,575            677,227             450,348               66.5

  Total interest-bearing liabilities                        16,688,104         15,558,826           1,129,278                7.3

 Common equity                                               1,497,624          1,372,469             125,155                9.1
 Preferred equity                                               72,345             74,143             (1,798)              (2.4)
  Total shareholders' equity                        $        1,569,969  $       1,446,612   $         123,357                8.5 %


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
	* Balances include the securitization of $354.9 million of end of period loans during 1995. The
	  year-to-date average of securitized loans was $82.7 million.
	Applicable ratios are annualized.
	NM - not meaningful.

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President   (919) 399-4219
Page 5                                    Investor Relations      (919) 399-4871

(Dollars in thousands, except per share data)
						                                                     		As of / For the Quarter Ended
                           				      12/31/95              9/30/95            6/30/95             3/31/95           12/31/94
INCOME STATEMENT

 Interest income - taxable equivalent
 Interest & fees on loans &
   leases                       $        318,325    $          316,711  $         311,721   $         295,197  $         282,921
 Interest & dividends on
   securities                             84,711                85,657             85,601              80,236             80,575
 Interest on short-term
   investments                               762                   401                733                 656                995
  Total interest income -
    taxable equivalent                   403,798               402,769            398,055             376,089            364,491

 Interest expense

 Interest on deposits                    142,056               142,779            142,180             130,134            120,093
 Interest on short-term
   borrowed funds                         42,805                46,821             48,194              41,059             34,051
 Interest on long-term debt               20,831                20,384             14,761              14,623             12,835
  Total interest expense                 205,692               209,984            205,135             185,816            166,979

 Net interest income -
   taxable equivalent                    198,106               192,785            192,920             190,273            197,512

 Less: Taxable equivalent
   adjustment                              8,611                 8,514              7,958               7,452              7,248

  Net interest income                    189,495               184,271            184,962             182,821            190,264

 Provision for loan & lease
   losses                                 10,400                 7,000              7,000               7,000              7,104

  Net interest income after
    provision for loan & lease
    losses                               179,095               177,271            177,962             175,821            183,160

 Noninterest income

 Service charges on deposits              23,459                22,381             22,511              21,270             21,355
 Mortgage banking activities               7,827                 9,019              4,367               5,195              4,365
 Trust revenue                             5,151                 4,483              4,715               4,280              5,278
 General insurance commissions             3,815                 3,479              4,163               4,115              4,067
 Other nondeposit fees
   & commissions                          15,179                15,271             14,632              15,787             13,803
 Gains on sale of servicing
   rights, net                                --                    --                 --                  --              2,759
 Securities gains (losses), net              131                 1,114                 --             (19,845)                 7
 Other income                              5,264                 5,818             16,989               5,780              6,637
  Total noninterest income                60,826                61,565             67,377              36,582             58,271

 Noninterest expense

 Personnel expense                        69,453                73,171             75,343             124,233             72,030
 Occupancy & equipment expense            24,436                25,438             27,729              29,555             21,939
 Federal deposit insurance
   expense                                 4,114                 2,901              7,975               8,005              8,083
 Foreclosed property expense                 910                   524              1,034                 700                705
 Amortization expense -
   intangible assets                       2,817                 2,982              2,522               2,279              2,173
 Other noninterest expense                36,971                39,727             45,300              64,184             41,208
  Total noninterest expense              138,701               144,743            159,903             228,956            146,138

 Income (loss) before income
   taxes                                 101,220                94,093             85,436            (16,553)             95,293
 Provision for income taxes               31,130                31,613             27,528             (4,208)             32,651

  Net income (loss)             $         70,090   $            62,480  $          57,908   $        (12,345)  $          62,642


PER SHARE DATA

 Primary earnings (loss)        $            .66   $               .59  $             .55   $           (.13)  $             .60
 Fully diluted earnings (loss)               .64                   .57                .53               (.13)                .58
 Dividends paid on common shares             .23                   .23                .20                 .20                .20
 Book value per common share               15.52                 14.87              14.60               13.90              13.92

NOTES:  Fully diluted earnings per share, excluding nonrecurring items, were $.54 in first quarter 1995, $.55 in second
	  quarter 1995, $.61 in third quarter 1995 & $.64 in fourth quarter 1995.
	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
	  Servicing Rights."

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President   (919) 399-4219
Page 6                                    Investor Relations      (919) 399-4871

				As of / For the Quarter Ended
(Dollars in thousands)               12/31/95              9/30/95            6/30/95             3/31/95           12/31/94
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value* $       5,355,313   $        5,379,645  $       5,554,214   $       5,228,225  $       5,425,117
 Loans & leases*                       13,812,485           14,045,637         13,767,610          13,373,094         13,108,102
 Allowance for losses                     172,158              174,069            176,175             174,189            171,734
 Other earning assets                     120,149                9,310             42,923              29,727             33,983
  Total earning assets                 19,236,767           19,420,965         19,350,181          18,675,745         18,686,965

  Total assets                         20,492,929           20,676,073         20,663,614          19,892,682         19,855,063

  Total deposits                       14,684,056           14,435,040         14,336,556          14,519,612         14,314,154

 Short-term borrowed funds              2,491,285            3,012,707          3,147,213           2,690,366          2,902,528
 Long-term debt                         1,383,935            1,305,282          1,312,464             902,047            910,755

  Total interest-bearing
    liabilities                        16,673,551           16,938,098         16,996,659          16,336,533         16,284,418

 Common equity                          1,604,000            1,536,458          1,499,184           1,420,573          1,422,334
 Preferred equity                          70,063               70,689             71,785              74,143             74,143
  Total shareholders' equity            1,674,063            1,607,147          1,570,969           1,494,716          1,496,477

 Goodwill                                  41,252               42,574             43,989              44,892             46,131
 Core deposit & other intangibles           8,278                8,750              9,258              11,351             13,020
  Total intangibles                        49,530               51,324             53,247              56,243             59,151

  Mortgage servicing rights                18,265               14,245              7,850               5,249              4,671

  Negative goodwill                        45,410               46,969             48,529              50,088             51,720

 Average balances

 Securities, at amortized cost* $     5,321,514     $        5,452,924  $       5,466,584   $       5,382,220  $       5,449,499
 Loans & leases*                     13,915,553             13,889,121         13,543,229          13,203,804         12,865,637
 Other earning assets                    52,218                 31,033             47,557              46,815             74,248
  Total earning assets               19,289,285             19,373,078         19,057,370          18,632,839         18,389,384

  Total assets                       20,439,534             20,609,158         20,250,286          19,782,219         19,524,878

  Total deposits                     14,221,698             14,211,266         14,314,915          14,257,659         14,334,248

 Short-term borrowed funds            2,930,923              3,201,200          3,219,920           2,866,363          2,643,910
 Long-term debt                       1,376,756              1,309,932            910,946             905,484            807,457

  Total interest-bearing
    liabilities                      16,639,774             17,017,201         16,736,208          16,352,460         16,029,882

 Common equity                        1,574,242              1,518,167          1,466,777           1,429,493          1,424,207
 Preferred equity                        70,176                 71,463             73,652              74,143             74,143
  Total shareholders' equity          1,644,418              1,589,630          1,540,429           1,503,636          1,498,350

RISK-BASED CAPITAL

 Risk-based capital:
  Tier 1                        $     1,593,366     $        1,549,420  $       1,495,054   $       1,432,677  $       1,513,090
  Total                               1,746,645              1,715,171          1,664,728           1,588,705          1,671,574
 Risk-based capital ratios:
  Tier 1                                   13.0 %                 12.0 %             11.3 %              11.5 %             12.3 %
  Total                                    14.3                   13.3               12.6                12.7               13.6
 Leverage capital ratio                     7.8                    7.5                7.4                 7.3                7.8

PERFORMANCE RATIOS

 Return on average assets                  1.36 %                 1.20 %             1.15 %             (.25) %             1.27 %
 Return on average common equity          17.35                  16.00              15.48              (3.87)              17.09
 Net yield on earning assets
   (taxable equivalent)                    4.07                   3.95               4.06                4.14               4.26
 Efficiency (taxable
   equivalent)**                           53.2                   54.5               57.9                58.7               57.5
 Equity as a percentage of
   total assets end of period               8.2                    7.8                7.6                 7.5                7.5
 Average earning assets as
   a percentage of average
   total assets                            94.4                   94.0               94.1                94.2               94.2
 Average loans & leases
   as a percentage of average
   deposits                                97.8                   97.7               94.6                92.6               89.8


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
	Applicable ratios are annualized.
	* Balances include the securitization of $354.9 million of loans during 1995. The year-to-date average of
	  securitized loans was $82.7 million.
	** Excludes gains on sale of servicing rights, securities gains (losses) & foreclosed property expense for all
	  periods & nonrecurring items for 1995.
	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
	  Servicing Rights."

QUARTERLY PERFORMANCE SUMMARY              B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)   Senior Vice President  (919) 399-4219
Page 7                                     Investor Relations     (919) 399-4871

(Dollars in thousands, except per share data)
          							                                               As of / For the Quarter Ended
				                                   12/31/95              9/30/95            6/30/95             3/31/95           12/31/94
ASSET QUALITY ANALYSIS

 Allowance For Losses
  Beginning balance             $         174,069    $          176,175  $         174,189   $         171,734  $         172,110
  Allowance for acquired loans                 --                    --                 --                  --              1,119
  Provision for losses                     10,400                 7,000              7,000               7,000              7,104
  Charge-offs                             (15,128)              (11,875)            (8,378)             (7,094)           (11,916)
  Recoveries                                2,817                 2,769              3,364               2,549              3,317
   Ending balance               $         172,158   $           174,069  $         176,175   $         174,189  $         171,734

 Nonperforming Assets
  Nonaccrual loans & leases     $          61,489   $           62,763  $          48,927   $          48,451  $          47,039
  Foreclosed property                       6,868                6,981              8,759              11,239             12,153
   Nonperforming assets         $          68,357   $           69,744  $          57,686   $          59,690  $          59,192

  Loans 90 days or more
    past due & still accruing   $          29,094   $           26,909  $          30,335   $          21,653  $          24,224

 Asset Quality Ratios
  Nonaccrual loans & leases
    as a percentage of total
    loans & leases                            .45 %                .45 %              .36 %               .36 %              .36 %
  Nonperforming assets as a percentage of:
   Total assets                               .33                  .34                .28                 .30                .30
   Loans & leases plus
    foreclosed property                       .49                  .50                .42                 .45                .45
  Net charge-offs as a percentage of
   average loans & leases                     .35                  .26                .15                 .14                .27
  Allowance for losses as a
   percentage of loans & leases              1.25                 1.24               1.28                1.30               1.31
  Ratio of allowance for losses to:
   Net charge-offs                           3.52 x               4.82 x             8.76 x              9.45 x             5.03 x
   Nonaccrual loans & leases                 2.80                 2.77               3.60                3.60               3.65

MEMO ITEMS

 Unrealized appreciation
   (depreciation) on securities
   available for sale, net
   of tax                       $          31,167   $            8,321  $           9,055   $        (26,956)  $        (72,584)
 Common stock prices (daily
   close):                   High           27.00                27.13              24.13               22.38              21.13
                     			      Low           25.63                23.63              19.88               18.88              17.13
		                  End of Period           26.25                26.25              24.00               19.88              19.13
 Weighted average shares -
			                       Primary     104,756,961          104,367,957        103,523,801         103,380,544        102,948,357
              		    Fully diluted     109,101,185          109,202,178        108,774,906         108,424,625        107,996,378
 End of period shares outstanding     103,357,440          103,323,683        102,709,306         102,182,679        102,215,032
 End of period offices                        441                  447                452                 530

                                            					    As of / For the Twelve Months Ended             Increase / (Decrease)
(Dollars in thousands, except per share data)             12/31/95           12/31/94                $                 %
ASSET QUALITY ANALYSIS

 Allowance For Losses
  Beginning balance                                 $          171,734  $         169,345   $          2,389                1.4 %
  Allowance for acquired loans                                      --              1,119             (1,119)                NM
  Provision for losses                                          31,400             17,846             13,554               75.9
  Charge-offs                                                  (42,475)           (30,070)            12,405               41.3
  Recoveries                                                    11,499             13,494             (1,995)             (14.8)
   Ending balance                                   $          172,158  $         171,734   $           424                 0.2 %

 Asset Quality Ratios
  Net charge-offs as a percentage of
   average loans & leases                                         0.23 %             0.13 %
  Ratio of allowance for losses to
   net charge-offs                                                5.56 x            10.36 x

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
	Applicable ratios are annualized.
	Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
	  Servicing Rights."
	Net charge-offs for the twelve months ended December 31, 1995 & 1994 were $31.0 million & $16.6 million, respectively.
	NM - not meaningful.

QUARTERLY PERFORMANCE SUMMARY              B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)   Senior Vice President  (919) 399-4219
Page 8                                     Investor Relations     (919) 399-4871

									  For the Quarter Ended
					                                  12/31/95              9/30/95            6/30/95             3/31/95           12/31/94
INTEREST YIELDS/RATES (Taxable equivalent)

 Interest income:
 Securities*                                 6.32 %               6.23 %             6.28 %              6.05 %             5.87 %
 Loans & leases                              9.08                 9.05               9.23                9.07               8.72
 Other earning assets                        5.79                 5.13               6.18                5.68               5.32

  Total earning assets*                      8.31                 8.25               8.38                8.19               7.86

 Interest expense:
 Interest-bearing deposits                   4.52                 4.53               4.52                4.20               3.79
 Short-term borrowed funds                   5.79                 5.80               6.00                5.81               5.11
 Long-term debt                              6.00                 6.17               6.50                6.55               6.31

  Total interest-bearing liabilit            4.90                 4.90               4.92                4.61               4.13

 Net yield on earning assets                 4.07 %               3.95 %             4.06 %              4.14 %             4.26 %

  *Yields calculated based on securities at amortized cost.
  Certain prior quarter balances have been adjusted to reflect the adoption of SFAS No. 122, "Accounting for Mortgage
    Servicing Rights."

                                                                     										 As of
(Dollars in thousands)                                                          12/31/95
DERIVATIVES: INTEREST RATE SWAPS
							                                                      Notional            Receive               Pay             Unrealized
 Type                                                          Amount              Rate                Rate          Gains (Losses)

 Receive fixed swaps                                $          140,000               7.16 %              5.95 % $           1,005
 Pay fixed swaps                                               353,413               5.85                5.84             (3,384)
 Basis swaps                                                   250,000               5.81                5.76             (3,688)

 Total                                              $          743,413               6.08 %              5.83 % $         (6,067)

                                                                   							   			 One Year             One to              After
 Contractual Maturity Schedule                                  Total             or Less           Five Years         Five Years

 Receive fixed swaps                                $          140,000  $          40,000   $         100,000  $             --
 Pay fixed swaps                                               353,413             41,525             307,219              4,669
 Basis swaps                                                   250,000                --              250,000                --

 Total                                              $          743,413  $          81,525   $         657,219  $           4,669

S I G N A T U R E

   	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            					    SOUTHERN NATIONAL CORPORATION
							                                              (Registrant)

                                 					    By:  /s/ Sherry A. Kellett
			                                            Sherry A. Kellett, Controller
Date:  January 19, 1996